UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

369 N. New York Avenue, Suite 201 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code

(407) 904-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

8.000% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value	PINE/PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 30, 2026, Alpine Income Property Trust, Inc. (the “Company”) completed the acquisition of a 13-property industrial portfolio located across 11 states (the “Portfolio”) from a certain institutional owner (the “Seller”) for a purchase price of $117.3 million. The Seller does not have any material relationship with the Company or its subsidiaries, other than with respect to the Company’s acquisition of the Portfolio. The acquisition was funded using borrowings under the Company’s revolving credit facility.

Item 7.01. Regulation FD Disclosure.

On November 2, 2026, the Company issued a press release announcing the completion of the acquisition of the Portfolio. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the materials include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item were previously filed by the Company as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 9, 2026.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item was previously filed by the Company as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on October 9, 2026.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued November 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026

Alpine Income Property Trust, Inc.

By: /s/ Philip R. Mays

Senior Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer)